Exhibit 24
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                                 POWER OF ATTORNEY
                                 -----------------

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby appoint and constitute James P. Bolduc and Reginald L. Babcock and each of them as his or her agent and attorney-in-fact to execute in his or her name, place and stead (whether on behalf of the undersigned individually or otherwise) a Registration Statement on Form S-3 concerning the offering of up to 400,000 shares of its common stock, all amendments thereto, and all instruments necessary or advisable in connection with such Registration Statement or amendments; and to file such Registration Statement and any and all amendments thereto with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other.

         IN WITNESS WHEREOF, the undersigned have executed this instrument this 26th day of JULY, 1994.



    S/ Bessye W. Bennett                           S/ Denis F. Mullane
    ------------------------------------           ------------------------------------
       Bessye W. Bennett                              Denis F. Mullane


    S/ James F. English, Jr.                       S/ Richard J. Shima
    ------------------------------------           ------------------------------------
       James F. English, Jr.                          Richard J. Shima


    S/ Herman J. Fonteyne                          S/ Laurence A. Tanner
    ------------------------------------           ------------------------------------
       Herman J. Fonteyne                             Laurence A. Tanner



    ------------------------------------           ------------------------------------
       Beverly L. Hamilton                            DeRoy C. Thomas


    S/ Harvey S. Levenson                          S/ Angelo Tomasso, Jr.
    ------------------------------------           ------------------------------------
       Harvey S. Levenson                             Angelo Tomasso, Jr.